Exhibit 10.25

Warrant Agreement

Dated as of March 30, 2020

March 30, 2020

WARRANT AGREEMENT, (this “Agreement”) dated as of March 30, 2020, by AgeX Therapeutics, Inc., a Delaware corporation (the “Company”), for the benefit of Juvenescence Limited which, along with any permitted successor Holder of a Warrant is referred to herein as a “Lender”.

Section 1. Issuance of Warrants.

1.1 Number of Warrants. Pursuant to the Loan Agreement, the Company has agreed to issue to Lender Warrants to purchase a number of shares of Company Common Stock upon each Advance (as defined in the Loan Agreement) determined in accordance with Clause 3.6 of the Loan Agreement (such shares, the “Warrant Shares”), subject to adjustment as provided herein. The certificates representing the Warrants with respect to the Initial Drawdown (as defined in the Loan Agreement) shall be issued to the Lender upon the funding of such Advance. The certificates representing Warrants with respect to each subsequent advance shall be issued to the Lender in accordance with Clause 3.7 of the Loan Agreement.

1.2 Expiration Date. The right to exercise the Warrants shall expire on, and the Warrants may not be exercised after, 5:00 p.m. New York time on the third anniversary of the issuance thereof.

1.3 Form of Warrant. The text of the Warrants and of the Exercise Notice shall be substantially as set forth in Exhibit A attached hereto.

1.4 Signatures; Date of Warrants. The Warrants shall be executed on behalf of the Company by its Chief Executive Officer and attested by its Chief Financial Officer or Secretary or any Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile. Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement. In the event that the Company shall appoint a warrant agent to act on its behalf in connection with the division, transfer, exchange or exercise of Warrants, the Warrants issued after the date of such appointment shall be dated as of the date of countersignature thereof by the warrant agent upon division, exchange, substitution or transfer. Until such time as the Company shall appoint a warrant agent, Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

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1.5 Countersignature of Warrants. In the event that the Company shall appoint a warrant agent to act on its behalf in connection with the division, transfer, exchange or exercise of Warrants, the Warrants issued after the date of such appointment shall be countersigned by the warrant agent (or any successor to the warrant agent then acting as warrant agent) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the warrant agent (or by its successor as warrant agent hereunder) and may be delivered by the warrant agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The warrant agent (if so appointed) shall, upon written instructions of the Chief Executive Officer or the Chief Financial Officer of the Company, countersign, issue and deliver the Warrants as provided in this Agreement.

Section 2. Warrant Price. Subject to any adjustments required by Section 6, the price per share at which Warrant Shares shall be purchasable upon exercise of a Warrant (the “Warrant Price”) shall be equal to the Market Price determined at the time specified and in accordance with Clause 3.6 of the Loan Agreement.

Section 3. Exercise of Warrants; Restrictions.

3.1 Exercise of Warrants. Subject to the terms of this Agreement, for each Warrant issued hereunder, Holder shall have the right, which may be exercised in whole or in part, to purchase from the Company, at the Warrant Price then in effect, the number of fully paid and nonassessable Warrant Shares determined as provided in this Agreement. The Warrants may not be exercised or transferred after the Expiration Date. A Warrant may be exercised by (i) surrender of the certificate evidencing the Warrant to be exercised, together with the Exercise Notice duly completed and signed, to the Company at its principal office (or if appointed, the principal office of the warrant agent) and (ii) payment of the applicable Warrant Price to the Company (or if appointed, to the warrant agent for the account of the Company), for the number of Warrant Shares in respect of which the Warrant is then being exercised. Payment of the aggregate Warrant Price shall be made by bank wire transfer to the account of the Company or by bank cashier’s check.

3.2 Issuance of Warrant Shares. Subject to Section 3.3 and the Holder’s payment of any taxes or deposit funds with the Company sufficient to pay any taxes payable by the Holder pursuant to Section 5, following the surrender of any Warrant with the Exercise Notice duly completed and signed, and provided that payment of the Warrant Price has been received, the Company (or if appointed, the warrant agent) shall promptly cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 8, in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such Warrant Share certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date on which the Warrant with the duly completed and signed Exercise Notice and payment of the Warrant Price, as aforesaid, shall have been received by the Company (or if appointed, to the warrant agent for the account of the Company), for such Warrant Shares. Except for cash payable in respect of any fractional share, under no circumstances shall the Company be required to settle any exercises of this Warrant by cash payment or otherwise “net cash settle” this Warrant. In the event that a certificate evidencing any Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the tenth Business Day prior to the Expiration Date, a new certificate evidencing the unexercised portion of the Warrant will be issued, and the warrant agent (if so appointed) is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates. The Company, whenever required by the warrant agent (if appointed), will supply the warrant agent with Warrant certificates duly executed on behalf of the Company for such purpose.

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3.3 Restrictions on Exercise of Warrants.

(a) The Warrants may not be exercised unless the issuance of the Warrant Shares thereunder is registered under the Securities Act or an exemption from such registration is available.

(b) Unless the Warrant and Warrant Shares have been registered under the Securities Act and under any applicable state securities laws, each Person who is exercising a Warrant and who does not certify in the applicable Exercise Notice that such Person either is an “accredited investor” as defined in Rule 501 under the Securities Act or is not a “U.S. person” as defined in Rule 902 under the Securities Act, may be required to provide a written opinion of counsel, acceptable to the Company and to the transfer agent of the Warrant Shares, to the effect that exercise of the Warrant and the issuance of the Warrant Shares are exempt from registration under the Securities Act and under any applicable state securities laws.

(c) The Company shall be entitled to obtain, as a condition precedent to its issuance of any certificates representing Warrant Shares or any other securities issuable upon any exercise of a Warrant, a letter or other instrument from the Holder containing such representations or warranties by the Holder as reasonably deemed necessary by the Company to effect compliance by the Company with the requirements of the Securities Act and any other applicable United States federal and/or state securities laws.

(d) Any exercise, attempt to exercise, or purported exercise of a Warrant in violation of the restrictions set forth in this Section 3.3 shall be deemed null and void and of no binding effect.

(e) The Company will refuse to issue, and will issue instructions to the transfer agent and registrar of its Warrant Shares to refuse to issue, any Warrant Shares upon any exercise not made pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.

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Section 4. Transferability of Warrants and Warrant Shares; Restrictions on Transfer.

4.1 Registration. Each Warrant shall be numbered and shall be registered on the books of the Company (the “Warrant Register”) as issued. The Company and the warrant agent (if appointed) shall be entitled to treat the registered holder of any Warrant appearing in the Warrant Register as the owner in fact of the Warrant for all purposes and shall not be bound to recognize any equitable or other claim or interest in the Warrant on the part of any other person, and shall not be liable for any registration of transfer of any Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary upon the instruction of such fiduciary, unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith. Each Warrant shall initially be registered in the name of the Person to whom it is originally issued.

4.2 Transfer. Subject to Section 4.3, the Warrants shall be transferable only on the Warrant Register upon delivery of the Warrant certificate duly endorsed by the Holder of the Warrant or by such Holder’s duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney or a duly certified copy thereof shall be deposited and remain with the Company (or the warrant agent, if appointed). In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company (or the warrant agent, if appointed) in its discretion. Upon any registration of transfer, the Company shall execute and deliver (or if appointed, the warrant agent shall countersign and deliver) a new Warrant or Warrants to the Persons entitled thereto.

4.3 Restrictions on Transfer of Warrants and Warrant Shares.

(a) The Warrants, and any Warrant Shares issued upon the exercise of the Warrants, may not be sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless a registration statement under the Securities Act, and under any applicable state securities laws, is effective therefor, or an exemption from such registration is then available and an opinion of counsel, acceptable to the Company and to the transfer agent or warrant agent, if any, has been rendered stating that such sale, pledge, hypothecation, transfer or assignment will not violate the Securities Act or any other United States federal or state securities laws; provided, that no such opinion of counsel shall be required in the event of a sale to (i) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, (ii) pursuant to the applicable provisions of Rule 144 under the Securities Act, or (iii) to an “affiliate” of the Holder, as such term is defined in Rule 405 under the Securities Act.

(b) As a condition precedent to the registration of transfer and issuance of any certificates representing Warrants or Warrant Shares upon transfer, the Company shall be entitled to obtain a letter or other instrument from the Holder and the proposed transferee containing such representations or warranties by such Holder and proposed transferee as reasonably deemed necessary by the Company to effect compliance by the Company with the requirements of the Securities Act and any other applicable federal and/or state securities laws.

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(c) Any sale, pledge, hypothecation, transfer, or assignment of a Warrant or Warrant Shares in violation of the foregoing restrictions shall be deemed null and void and of no binding effect.

(d) The Company will issue instructions to any warrant agent that may be appointed, and to the transfer agent and registrar of its Warrant Shares, to refuse to register the transfer of any Warrant and Warrant Shares not made pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.

Section 5. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the Holder of such Warrants or Warrant Shares.

Section 6. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as provided in this Section 6.

6.1 Adjustments. If the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) reclassify or change its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company or other property which the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph 6.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(a) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (a) are not required to be made shall be carried forward and taken into account in the determination of any subsequent adjustment. All calculations shall be made with respect to the number of Warrant Shares purchasable hereunder, to the nearest tenth of a share and with respect to the Warrant Price payable hereunder, to the nearest whole cent.

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(b) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

6.2 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall, or in the event that a warrant agent is appointed, the Company shall cause the warrant agent to, promptly and in any event within ten (10) days send to each Holder notice of such adjustment or adjustments. Such notice shall set forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

6.3 No Adjustment for Dividends. Except as set forth in Section 6.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

6.4 Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another Person of all or substantially all the assets of the Company, or any other transaction constituting, resulting in, or giving effect to a Change of Control, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that each Holder shall have the right thereafter, upon such Holder’s election, either (i) upon payment of the Warrant Price in effect immediately prior to such action, to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer, lease or other transaction had such Warrant been exercised immediately prior to such transaction (such shares and other securities and property (including cash) being referred to as the “Sale Consideration”) or (ii) to receive, in cancellation of such Warrant (and in lieu of paying the Warrant Price and exercising such Warrant), the Sale Consideration less a portion thereof having a fair market value (as reasonably determined by the Company) equal to the Warrant Price (it being understood that, if the Sale Consideration consists of more than one type of shares, other securities or property, the amount of each type of shares, other securities or property to be received shall be reduced proportionately); provided, however, that except as set forth in Section 6.1, no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales, transfers or leases or other transactions constituting, resulting in, or giving effect to a Change of Control. The warrant agent (if appointed) shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

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Section 7. Reservation of Warrant Shares; Purchase and Cancellation of Warrants.

7.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The Company will keep a copy of this Agreement on file with the transfer agent for the Warrant Shares. The warrant agent, if appointed, will be irrevocably authorized to requisition from time to time from such transfer agent the stock certificates required to honor outstanding Warrants upon exercise in accordance with the terms of this Agreement. The Company will supply such transfer agent with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 8. The Company will furnish such transfer agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 6.2.

7.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law or by other agreements, with the consent of the Holder (such consent to be given or withheld in the Holder’s sole discretion), to purchase or otherwise acquire Warrants from the Holder at such times, in such manner and for such consideration as it and the Holder may deem appropriate.

7.3 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be cancelled and retired. The warrant agent (if so appointed) shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

Section 8. Fractional Interests. The Company shall not be required to issue fractional Warrants upon the transfer of any Warrant, or fractional Warrant Shares upon the exercise of Warrants. If more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Market Price per Warrant Share determined as of one business day prior to the date the Warrant is presented for exercise, multiplied by such fraction.

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Section 9. Exchange of Warrant Certificates. Each Warrant certificate may be exchanged, at the option of the Holder thereof, for another Warrant certificate or Warrant certificates in different denominations (but not for any fractional Warrant or any denomination that would, but for Section 8, result in the issuance of a fractional share upon exercise) entitling the Holder or Holders thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle the Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Company at its principal office (or, if a warrant agent is appointed, the warrant agent at its principal office) and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Company (or, if appointed, the warrant agent) shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested, in such name or names as such Holder shall designate.

Section 10. Mutilated or Missing Warrants. In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver (and, if appointed, the warrant agent shall countersign and deliver) in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company and the warrant agent (if so appointed) of such loss, theft or destruction of such Warrant, and an indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable requirements and pay such reasonable charges as the Company (or the warrant agent, if so appointed) may prescribe.

Section 11. No Rights as Stockholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the Expiration Date, any of the following events shall occur: (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend, as such dividend may be increased from time to time, or a dividend payable in shares of Common Stock for which an adjustment to the number of Warrant Shares is to be made pursuant to Section 6.1) to the holders of its shares of Common Stock; or (b) the Company shall distribute rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock or the Company shall otherwise offer to the holders of its shares of Common Stock on a pro rata basis any cash, additional shares of Common Stock or other securities of the Company or any right to subscribe for or purchase any thereof; (c) a consolidation, merger, sale, transfer or lease of all or substantially all of the Company’s property, assets, and business as an entirety, or (d) a dissolution, liquidation or winding up of the Company, or (e) a transaction between the Company and any other Person that will result in a Change of Control shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event as provided in Section 12, such giving of notice to be completed at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend or distribution or for the determination of stockholders entitled to vote on such proposed merger, consolidation, sale of assets, dissolution, liquidation or winding up or the date on which a transaction to which the Company is a party and which will cause or result in a Change of Control will be consummated. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

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Section 12. Notices; Principal Office. Any notice pursuant to this Agreement by the Company or by any Holder to the warrant agent (if so appointed), or by the warrant agent (if so appointed) or by any Holder to the Company, shall be in writing and shall be delivered in person, or mailed first class, postage prepaid, or sent by air delivery service (a) to the Company, at its office, Attention: Chief Financial Officer, or (b) to the warrant agent, at its offices as designated at the time the warrant agent is appointed. The address of the principal office of the Company is 1010 Atlantic Avenue, Suite 102, Alameda, California 94051. Any notice given pursuant to this Agreement by the Company or the warrant agent to the Holder shall be in writing and shall be mailed first class, postage prepaid, or sent by air delivery service, or delivered personally to such Holder at the Holder’s address on the books of the Company or the warrant agent, as the case may be. A notice shall be deemed given on the date deposited in the United States mail, first class postage prepaid, or on date deposited with an air delivery service, or on the date delivered if personally delivered. The Company, the warrant agent (if appointed), and any Holder may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice given as provided in this Section 12.

Section 13. Successors. Except as expressly provided herein to the contrary, all the covenants and provisions of this Agreement by or for the benefit of the Company, the warrant agent (if appointed) and the Holder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

Section 14. Legends. The Warrants shall bear an appropriate legend, conspicuously disclosing the restrictions on exercise under Section 3.3, and the Warrants and Warrant Shares shall bear an appropriate legend, conspicuously disclosing the restrictions on transfer under Section 4.3 until the same are registered for sale under the Securities Act or are transferred in a transaction exempt from registration under the Securities Act entitling the transferee to receive securities that are not deemed to be “restricted securities” as such term is defined in Rule 144 under the Securities Act. The Company agrees that upon the sale of the Warrants and Warrant Shares pursuant to a registration statement or an exemption entitling the transferee to receive securities that are not deemed to be “restricted securities,” or at such time as registration under the Securities Act shall no longer be required, upon the presentation of the certificates containing such a legend to the transfer agent or warrant agent, if any, it will remove such legend; provided, that unless the request for removal of the legend is in connection with a sale registered under the Securities Act or a sale meeting the applicable requirements of Rule 144 under the Securities Act, the Holder shall have provided an opinion of counsel, acceptable to the Company and the transfer agent or warrant agent, as applicable, to the effect that such legend may be removed in compliance with the Securities Act.

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Section 15. Applicable Law. This Agreement and each Warrant issued hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

Section 16. Benefits of this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the warrant agent (if appointed), and the Holders. Nothing in this Agreement shall be construed to give to any Person other than the Company, the warrant agent (if appointed), and the Holders any legal or equitable right, remedy or claim under this Agreement.

Section 17. Amendments. No amendment, modification or other change to, or waiver of any provision of, this Warrant Agreement or any Warrant may be made unless such amendment, modification or waiver is set forth in writing and is signed by the Company and the Holder (and, if appointed, the warrant agent).

Section 18. Counterparts. This Agreement may be executed in any number of counterparts (including by separate counterpart signature pages) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 19. Captions. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

Section 20. Certain Definitions. For purposes of this Warrant Agreement and the Warrants, the following terms shall have the following meanings:

20.1 “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

20.2 “Change of Control” means (a) a merger or consolidation of the Company with another Person other than (i) a merger in which the Company is the surviving Person and the holders of Common Stock immediately before the merger hold more than 50% of the Common Stock immediately after the merger or consolidation, or (ii) a merger solely for the purpose of changing the state of the Company’s incorporation, (b) a tender offer or similar transaction through which a Person (not including the Holder or a “group” within the meaning of Section 13(d)(3) under the Securities Exchange Act of 1934, as amended, of which the Holder is a member) acquires more than 50% of the outstanding Common Stock, or (c) a sale of all or substantially all of the assets of the Company.

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20.3 “Common Stock” means the common stock, par value $0.0001 per share, of the Company and any other capital stock of the Company issued in exchange therefor or into which such common stock may be converted through any reclassification or recapitalization of such common stock of the Company; but excluding shares of any other Person into which Company common stock may be converted or exchanged in connection with a merger or consolidation other than a merger or consolidation solely for the purpose of changing the state of the Company’s incorporation.

20.4 “Company” means AgeX Therapeutics, Inc., a Delaware corporation.

20.5 “Exercise Notice” shall mean the form of exercise notice on the reverse of the Warrant.

20.6 “Expiration Date” shall have the meaning set forth in Section 1.2.

20.7 “Holder” means a registered holder of a Warrant as reflected on the Warrant Register.

20.8 “Loan Agreement” means that certain Secured Convertible Facility Agreement, dated as of the date hereof between and among Juvenescence Limited, as Lender thereunder, the Company, as Borrower, and certain subsidiaries of the Company named therein, as Guarantors.

20.9 “Market Price” shall have the meaning given to such term in the Loan Agreement.

20.10 “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

20.11 “Sale Consideration” shall have the meaning ascribed in Section 6.4.

20.12 “Securities Act” means the Securities Act of 1933, as amended.

20.13 “Warrants” mean the Common Stock purchase warrants issuable and governed pursuant to this Agreement.

20.14 “Warrant Register” shall have the meaning ascribed in Section 4.1.

20.15 “Warrant Share” shall have the meaning ascribed in Section 1.1.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, all as of the day and year first above written.

AGEX THERAPEUTICS, INC.

By:	/s/ Michael D. West
Michael D. West
President and Chief Executive Officer

Attest:

By:	/s/ Russell Skibsted
Russell Skibsted,
Chief Financial Officer

JUVENESCENCE LIMITED

By:	/s/ Gregory Bailey
Gregory Bailey
Authorized Signatory

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EXHIBIT A

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR ANY COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

VOID AFTER 5:00 P.M. NEW YORK TIME ON THE EXPIRATION DATE

Certificate No.	Warrant to Purchase

Issue Date: [ ]	[Insert number of Shares]

Shares of Common Stock

AGEX THERAPEUTICS, INC.

COMMON STOCK PURCHASE WARRANTS

This certifies that, for value received, or its registered assigns (the “Holder”), is entitled to purchase from AgeX Therapeutics, Inc., a Delaware corporation (the “Company”), at a purchase price per share of [ ] Dollars and [ ] cents ($[ ]) (the “Warrant Price”), [_____________ (_______)] shares of its Common Stock, par value $0.0001 per share (the “Common Stock”). The number of shares purchasable upon exercise of the Common Stock Purchase Warrants (the “Warrants”) and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. Outstanding Warrants not exercised prior to 5:00 p.m., New York time, on the third anniversary of the original issue date hereof (the “Expiration Date”) shall thereafter be void.

Subject to restriction specified in the Warrant Agreement, Warrants may be exercised in whole or in part on or after the date hereof by presentation of this Warrant Certificate with the Exercise Notice on the reverse side hereof duly executed, and simultaneous payment of the Warrant Price (or as otherwise set forth in Section 6.4 of the Warrant Agreement) at the principal office of the Company (or if a warrant agent is appointed, at the principal office of the warrant agent). Payment of the Warrant Price shall be made by bank wire transfer to the account of the Company or by bank cashier’s check as provided in Section 3.1 of the Warrant Agreement. As provided in the Warrant Agreement, the Warrant Price and the number or kind of shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

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This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March [●], 2020 (the “Warrant Agreement”), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant Certificate by acceptance of this Warrant Certificate consents. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

Upon any partial exercise of the Warrant evidenced by this Warrant Certificate, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrant evidenced by this Warrant Certificate shall not have been exercised to the extent provided in the Warrant Agreement. This Warrant Certificate may be exchanged at the office of the Company (or the warrant agent, if appointed) by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. This Warrant Certificate is transferable at the office of the Company (or the warrant agent, if appointed) in the manner and subject to the limitations set forth in the Warrant Agreement.

The Holder hereof may be treated by the Company, the warrant agent (if appointed), and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company (and the warrant agent, if appointed) may treat the Holder hereof as the owner for all purposes.

Neither the Warrant nor this Warrant Certificate entitles any Holder to any of the rights of a stockholder of the Company.

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[This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the warrant agent.]*

DATED:

AGEX THERAPEUTICS, INC.

(Seal)		By:

Title:

Attest:
[COUNTERSIGNED:
WARRANT AGENT

By:	]*

Authorized Signature

*	To be part of the Warrant only after the appointment of a warrant agent pursuant to the Warrant Agreement.

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FORM OF EXERCISE NOTICE

(To be executed upon exercise of Warrant)

To AgeX Therapeutics, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _______ shares of Common Stock, as provided for therein, and tenders herewith payment of the Warrant Price in full in the form of a bank wire transfer to the account of the Company or by bank cashier’s check in the amount of $______________.

The undersigned hereby represents that (check any that apply):

☐ The undersigned is an “accredited investor” as defined in Rule 501 under the Securities Act.

☐ The undersigned is not a “U.S. person” as defined in Rule 902 under the Securities Act.

Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

____________________________________

(Please Print Name)

____________________________________

(Please Print Address)

____________________________________

(Social Security Number or

Other Taxpayer Identification Number)

____________________________________

(Signature)

NOTE:	The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the share purchasable thereunder, to the extent provided in the Warrant Agreement, less any fraction of a share paid in cash.

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ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)

For value received, _____________ hereby sells, assigns and transfers unto _______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:___________________

_______________________________

(Signature)

NOTE:	The above signature should correspond exactly with the name on the face of this Warrant Certificate.

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